SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) APRIL 8, 1999



                                 AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                 000-22313                            65-0642485
       -----------------------------      ---------------------------------
          (Commission File Number)        (IRS Employer Identification No.)

                                7289 GARDEN ROAD
                                    SUITE 200
                          RIVIERA BEACH, FLORIDA 33404
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          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code (561) 845-1850


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     ADOPTION OF PREFERRED SHARE PURCHASE RIGHTS PLAN

     On April 8, 1999, the Board of Directors of Ameripath, Inc., (the "Company"), adopted a Preferred Share Purchase Rights Plan (the "Rights Plan") and, in connection therewith, declared a dividend distribution of one preferred share purchase right ("Right") on each outstanding share of the Company's common stock to shareholders of record at the close of business on April 19, 1999.

     Subject to the terms of the Rights Plan, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company's Series A Junior Participating Preferred Stock (the "Preferred Shares"). Each Right has an initial exercise price of $45.00 for one one-thousandth of a Preferred Share (subject to adjustment). The Rights will be exercisable only if a person or group acquires 15% or more of the Company's common stock or announces a tender or exchange offer the consummation of which would result in ownership by a person or group of 15% or more of the common stock. Upon any such occurrence, each Right will entitle its holder (other than such person or group of affiliated or associated persons) to purchase, at the Right's then-current exercise price, a number of the Company's common shares having a market value of twice such price.

     This description of the Rights Plan is not complete and is qualified in its entirety by reference to the copy of the Rights Plan attached as Exhibit 4.1 hereto and the Press Release attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS

(c) Exhibits

     EXHIBIT
      NUMBER    DESCRIPTION
      ------    -----------

        3.1 Certificate of Designations of Series A Junior Participating Preferred Stock.

        4.1 Rights Agreement, dated as of April 8, 1999, between the Registrant and American Stock Transfer & Trust Company, as Rights Agent including the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached as Exhibit A thereto, the form of Rights Certificate attached as Exhibit B thereto, and the form of Summary of Rights attached as Exhibit C thereto.

        99.1 Press release, dated April 8, 1999, announcing the Registrant's adoption of Preferred Share Purchase Rights Plan.




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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERIPATH, INC.


Dated:  April 16, 1999                       By: /s/  ROBERT P. WYNN
                                                 -----------------------------
                                                 Robert P. Wynn
                                                 Executive Vice President and
                                                   Chief Financial Officer



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

                                INDEX TO EXHIBITS

     EXHIBIT
      NUMBER    DESCRIPTION
      ------    -----------

        3.1 Certificate of Designations of Series A Junior Participating Preferred Stock.

        4.1 Rights Agreement, dated as of April 8, 1999, between the Registrant and American Stock Transfer & Trust Company, as Rights Agent including the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached as Exhibit A thereto, the form of Rights Certificate attached as Exhibit B thereto, and the form of Summary of Rights attached as Exhibit C thereto.

        99.1 Press release, dated April 8, 1999, announcing the Registrant's adoption of Preferred Share Purchase Rights Plan.




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